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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 22, 2001

                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS               0-23150                        04-2987600
--------------          -------------                 -------------------
(State or other         (Commission                    (IRS Employer
jurisdiction of         File Number)                  Identification No.)
incorporation)
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               32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS     01923
          -------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (978) 777-4247

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ITEM 5. OTHER EVENTS.

On August 22, 2001, Ibis Technology Corporation publicly disseminated a press release announcing the election of Dr. Yuri Erokhin as its Vice President of Wafer Technology. Ibis also announced the resignations of two Directors, Geoffrey Ryding and Peter Rose, who resigned to, together, pursue other business opportunities.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibit.

99.1   Press Release dated August 22, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IBIS TECHNOLOGY CORPORATION
                                  (Registrant)

Date: August 22, 2001             /s/ Debra L. Nelson
                                  ---------------------------------------------
                                  Debra L. Nelson, Chief Financial Officer

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                                                    EXHIBIT INDEX
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
EXHIBIT                                             SEQUENTIAL
NUMBER         DESCRIPTION                          PAGE NUMBER
99.1           Press Release dated                       5
               August 22, 2001
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